Exhibit 99.1

FOR IMMEDIATE RELEASE                        Contact:
---------------------                        Stacy Roth
                                             Director, Corporate Communications
                                             (212) 463-6350


          FIND/SVP REPORTS CONTINUED STRONG PROGRESS IN SECOND QUARTER
                             AND FIRST HALF OF 2003


New York, N.Y., August 18, 2003--FIND/SVP, Inc. (OTCBB:FSVP), a leading provider of business advisory, research and consulting services, today announced continued strong operational and financial progress for the second quarter and six months ended June 30, 2003.

In the second quarter of 2003, FIND/SVP reported revenues of $7,063,000, a 35.2% improvement compared to revenues of $5,226,000 in the same period in the prior year. The net loss in the second quarter was $104,000 versus a net loss of $186,000, or $.02 per share, one year earlier. For the three months ended June 30, 2003, the reported net loss attributable to common shareholders' was $251,000 or $.02 per share. This is the result of the accretion on redeemable common shares of $147,000 for the three months ended June 30, 2003. Adjusted EBITDA* in the recently completed quarter was $468,000, substantially improved relative to adjusted EBITDA* of $105,000 for the same period in 2002.

For the six month period, the Company reported revenues of $12,165,000, representing an 18.5% improvement compared to $10,270,000 in the same period in the prior year. The net loss for the period was $59,000 versus a net loss of $659,000, or $.07 per share, in the same period last year. For the six months ended June 30, 2003, the reported net loss attributable to common shareholders' was $206,000 or $.02 per share. This is the result of the accretion on redeemable common shares of $147,000 for the six months ended June 30, 2003. Adjusted EBITDA* for the period was $905,000, compared to ($4,000) in the first half of 2002.

The reported results for the three and six month periods ended June 30, 2003 include the effect of the April 1, 2003 acquisition of Guideline Research Corporation, one of the nation's leading providers of custom market research.

"The first half of 2003 was a very eventful period for our Company," stated David M. Walke, Chief Executive Officer of FIND/SVP. "It was highlighted by the successful integration of Guideline Research, as well as the further development of additional value-added services and products designed to offer existing and prospective clients with a diversified and complementary suite of knowledge services under one roof."

Mr. Walke noted that "the substantial reduction in net loss and growth in adjusted EBITDA in the first six months was a consequence of the cost control initiatives put into place in the second half of 2002, which have yielded outstanding improvement in gross margin and operating expense ratios at the FIND/SVP level in the year to date, as well as the important contribution from Guideline."

Specifically, gross margins improved to 62.6% from 58.3%, and operating expenses declined to 59% of revenues from 61%.

"Therefore, in a challenging business environment which continues to impact our top line, we have been very successful in managing our costs, while simultaneously making the requisite investments in staffing and other areas to optimally position the Company as our integrated sales initiatives gain traction."

"In addition, the recent acquisition of Teltech, a leading provider of custom research and information services principally designed for Research and Development and Engineering departments of larger corporations, greatly expands our services and market opportunities," Mr. Walke said.

The company also reported consolidated financial results for the second quarter and first half of 2003, giving effect to the consolidation of Guideline Research Corporation and Teltech as if each had been acquired on January 1, 2003.

Internal pro forma estimates reflect revenues for the first six months of the year of approximately $18,000,000, a net loss of approximately $475,000, and adjusted EBITDA* of approximately $1,442,000. For the second quarter ended June 30, 2003, internal pro forma estimates reflect revenues of approximately $9,000,000, a net loss of approximately $230,000 and adjusted EBITDA* of approximately $692,000. FIND/SVP will be filing a Form 8-KA on or before September 15, 2003, which will contain pro forma financial information related to its acquisition of Teltech.

"As I stated previously," Mr. Walke continued, "we have succeeded in transforming ourselves from a company largely dependent on its legacy quick consulting services to a dynamic organization offering a superior suite of value added business intelligence services."

"We have accomplished this transition by thoughtful execution of our strategic business plan," he said. "Furthermore, we have increased our revenue base by almost 80% and dramatically expanded our EBITDA performance."

"We are now focusing all of our attention on applying the necessary strategies and tactics to optimize the potential of the `new' FIND/SVP. We remain committed to the operating model and approach we developed when we started this program almost twenty months ago, and firmly believe that we are building an organization which will provide exceptional returns to our shareholders," Mr. Walke concluded.

*Adjusted EBITDA is defined as net income (loss) excluding interest, taxes, depreciation and amortization, compensation expense from option grants, other income, and other non-recurring charges. Although Adjusted EBITDA is not a measure of financial performance under generally accepted accounting principles ("GAAP"), we believe it is useful to investors because it is a widely used financial measure that provides relevant and useful information for evaluating financial performance. Adjusted EBITDA should not be considered an alternative to measures of operating performance under GAAP.

FORWARD-LOOKING STATEMENTS

The discussion of forward-looking information requires management of the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. The Company's actual results and the implementation of its plans and operations may differ materially from forward-looking statements made by the Company. The Company encourages readers of forward-looking information concerning the Company to refer to its prior filings with the Securities and Exchange

Commission that set forth-certain risks and uncertainties that may have an impact on future results and direction of the Company. The Company does not report on its progress during a quarter until after the quarter has been completed and appropriately disclosed its results.

ABOUT FIND/SVP

FIND/SVP, Inc. (HTTP://WWW.FINDSVP.COM) is a knowledge services company that offers a full suite of custom business intelligence, advisory, and consulting solutions to address clients' critical business issues. FIND/SVP helps executives enhance their business performance and profit from opportunities through targeted research and advisory work, providing its nearly 2,000 member clients with a competitive business advantage. Founded in 1969, FIND/SVP is the second largest member of the global SVP Group, which serves more than 75,000 executives in 11,000 companies worldwide.

FIND/SVP COMPARATIVE STATEMENT OF INCOME (LOSS)

                                                    THREE MONTHS ENDED JUNE 30
                                                   ----------------------------
                                                       2003             2002
                                                   -----------      -----------


Revenue                                             $ 7,063,000     $ 5,226,000

EBITDA                                              $   300,000     $    29,000

Adjusted EBITDA(1,2)                                $   468,000     $   105,000

Loss Before Income Taxes                            $  (150,000)    $  (267,000)

Net Loss(3)                                         $  (104,000)    $  (186,000)

Net Loss attributable to common shareholders'       $  (251,000)    $  (186,000)

Earnings Per Share - Basic                          $     (0.02)    $     (0.02)

Earnings Per Share - Diluted                        $     (0.02)    $     (0.02)

Weighted Average Shares
   Outstanding - Basic                               10,792,443      10,134,611

Weighted Average Shares
   Outstanding - Diluted                             10,792,443      10,134,611


(1) ADJUSTED EBITDA (000'S OMITTED) FOR THE THREE MONTHS ENDED JUNE 30, 2003 IS AS FOLLOWS:

     Net loss                                          $  (104)
     Tax benefit                                           (46)
     Depreciation and amortization                         262
     Interest Expense                                      188
     Stock compensation expense                             27
     Non recurring severance accrual                        46
     Guideline acquisition related legal expenses           15
     Other                                                  80
                                                       -------

     ADJUSTED EBITDA                                   $   468



(2) ADJUSTED EBITDA (000'S OMITTED) FOR THE THREE MONTHS ENDED JUNE 30, 2002 IS AS FOLLOWS:

     Net loss                                     $  (186)
     Tax benefit                                      (81)
     Depreciation and amortization                    263
     Interest Expense                                  33
     Stock compensation expense                        77
     Other                                             (1)
                                                  -------

     Adjusted EBITDA                              $   105

(3) Net loss for the three months ended June 30, 2003 of $104,000 was further reduced by accretion on redeemable common shares of $147,000, resulting in net loss attributable to common shareholders of $251,000.

FIND/SVP COMPARATIVE STATEMENT OF INCOME (LOSS)

                                                     SIX MONTHS ENDED JUNE 30
                                                   ----------------------------
                                                       2003             2002
                                                   -----------      -----------


Revenue                                            $12,165,000      $10,270,000

EBITDA                                             $   643,000        ($350,000)

Adjusted EBITDA(1,2)                               $   905,000      $    (4,000)

Loss Before Income Taxes                           $   (85,000)     $  (941,000)

Net Loss(3)                                        $   (59,000)     $  (659,000)

Net Loss attributable to common shareholders'      $  (206,000)     $  (659,000)

Loss Per Share - Basic                             $     (0.02)     $     (0.07)

Loss Per Share - Diluted                           $     (0.02)     $     (0.07)

Weighted Average Shares
   Outstanding - Basic                              10,505,680       10,098,193

Weighted Average Shares
   Outstanding - Diluted                            10,505,680       10,098,193


(1) ADJUSTED EBITDA (000'S OMITTED) FOR THE SIX MONTHS ENDED JUNE 30, 2003 IS AS FOLLOWS:

     Net loss                                                 $ (59)
     Tax benefit                                                (26)
     Depreciation and amortization                              511
     Interest Expense                                           217
     Stock compensation expense                                  54
     Non recurring severance accrual                             46
     Guideline acquisition related legal expenses               169
     Non recurring limited partnership distribution             (87)
     Other                                                       80
                                                              -----

     ADJUSTED EBITDA                                          $ 905



(2) ADJUSTED EBITDA (000'S OMITTED) FOR THE SIX MONTHS ENDED JUNE 30, 2002 IS AS FOLLOWS:

     Net loss                                                 $(659)
     Tax benefit                                               (282)
     Depreciation and amortization                              524
     Net Interest Expense                                        67
     Stock compensation expense                                 132
     Non recurring severance accrual                            209
     Other                                                        5
                                                              -----

     ADJUSTED EBITDA                                          $  (4)

(3) Net loss for the six months ended June 30, 2003 of $59,000 was further reduced by accretion on redeemable common shares of $147,000, resulting in net loss attributable to common shareholders of $206,000.

FIND/SVP ESTIMATED PRO FORMA FINANCIAL DATA

                                                                   THREE MONTHS
                                                                   ENDED JUNE 30
                                                                   -------------
                                                                       2003
                                                                    ----------

Revenue                                                             $9,000,000

Net loss                                                            $ (230,000)

EBITDA                                                              $  347,000

Adjusted EBITDA(1)                                                  $  692,000

(1) PRO FORMA ADJUSTED EBITDA (000'S OMITTED) FOR THE THREE MONTHS ENDED JUNE 30, 2003 IS AS FOLLOWS:

     Pro forma net loss                                              $(230)
     Tax benefit                                                       (46)
     Depreciation and amortization                                     435
     Interest Expense                                                  188
     Content and integration synergies resulting from acquisitions     223
     Stock compensation expense                                         27
     Non recurring severance accrual                                    46
     Guideline acquisition related legal expenses                       15
     Other                                                              34
                                                                     -----

     ADJUSTED EBITDA                                                 $ 692


FIND/SVP ESTIMATED PRO FORMA FINANCIAL DATA

                                                                    SIX MONTHS
                                                                  ENDED JUNE 30
                                                                       2003
                                                                   -----------

Revenue                                                            $18,000,000

Net loss                                                           $  (475,000)

EBITDA                                                             $   618,000

Adjusted EBITDA(1)                                                 $ 1,442,000

(1) PRO FORMA ADJUSTED EBITDA (000'S OMITTED) FOR THE SIX MONTHS ENDED JUNE 30, 2003 IS AS FOLLOWS:

     Pro forma  net loss                                                $(475)
     Tax benefit                                                          (26)
     Depreciation and amortization                                        893
     Interest Expense                                                     226
     Content and integration synergies resulting from acquisitions        580
     Stock compensation expense                                            54
     Normalization of business and payroll taxes                           53
     Non recurring severance accrual                                       46
     Guideline acquisition related legal expenses                         169
     Non recurring bad debt reserve adj.                                  (29)
     Non recurring limited partnership distribution                       (87)
     Other                                                                 38
                                                                        -----

     ADJUSTED EBITDA                                                    $1,442

FIND/SVP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

                                                       (UNAUDITED)
                                                         JUNE 30     DECEMBER 31
                                                         2003(1)       2002(1)
                                                       -----------    ----------
ASSETS
  Cash and cash equivalents                            $   485,000    $  968,000
  Accounts receivable, net                               3,910,000     1,953,000
  Deferred tax assets                                      312,000       272,000
  Prepaid expenses and other current assets                989,000       948,000
                                                       -----------    ----------

    Total Current Assets                                 5,696,000     4,141,000
                                                       -----------    ----------

  Property, Plant & Equipment - Net                      2,181,000     2,334,000
  Goodwill, net                                          5,074,000        75,000
  Deferred tax assets                                    1,362,000     1,324,000
  Rental asset                                             455,000       575,000
  Cash surrender value of life insurance                   237,000       418,000
  Non-marketable equity securities                         185,000       185,000
  Other assets                                             851,000       486,000
                                                       -----------    ----------

    Total assets                                       $16,041,000    $9,538,000
                                                       ===========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Current maturities of notes payable                  $   577,000    $  606,000
  Trade accounts payable                                 1,280,000       353,000
  Accrued expenses and other                             2,351,000     1,749,000
  Unearned retainer income                               2,524,000     1,476,000
                                                       -----------    ----------
    Total current liabilities
                                                         6,732,000     4,184,000
                                                       -----------    ----------

  Notes payable                                          2,919,000     1,200,000
  Deferred compensation                                    469,000       441,000
  Redeemable, convertible, preferred stock                 500,000            --
  Redeemable common stock                                  874,000            --
  Shareholders' Equity                                   4,547,000     3,713,000
                                                       -----------    ----------

    Total Liabilities and Shareholders' Equity         $16,041,000    $9,538,000
                                                       ===========    ==========

(1) Reflects the reclassification of unearned retainer income as a current liability.